Exhibit No. 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Renewable Energy Acquisition Corp. (the “Company”) on Form 10-Q for the period ending March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig S. Laughlin, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2018	By:	/s/Craig S. Laughlin
Craig S. Laughlin, Chief Executive Officer and
Chief Financial Officer